                                                                      Exhibit 99

                            Global Structured Finance
                        BOAMS 2002-J Statistical Balance
                                 5/1 Hybrid ARM
                                  1,127 records
                              Balance: 571,492,446


1. Original Balance

------------------------------------------------------------------------------------------------------------------------------------
                        Number      Aggregate        Percent     Average                                   W.A.        W.A.
                            of        Current       of Loans    Original     W.A.    W.A.       W.A.   Original   Remaining   W.A.
                      Mortgage      Principal   by Principal   Principal    Gross    FICO   Original    Term to     Term to   Loan
Original Balance         Loans        Balance        Balance     Balance   Coupon   Score        LTV   Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
250,001 - 350,000          168    $55,864,378          9.78%    $332,682    5.47%     738     67.63%        359         359      0
350,001 - 450,000          360    143,013,510          25.02     397,483     5.51     746      66.83        358         358      0
450,001 - 550,000          261    129,302,509          22.63     495,960    5.569     738      66.99        359         358      0
550,001 - 650,000          133     79,377,500          13.89     599,707    5.509     746      62.75        357         356      0
650,001 - 750,000          107     75,742,822          13.25     708,266    5.502     743      62.83        355         355      0
750,001 - 850,000           38     30,707,133           5.37     808,374    5.537     743      58.35        360         360      0
850,001 - 950,000           23     20,812,005           3.64     905,552    5.617     735      61.03        350         349      0
950,001 - 1,050,000         37     36,672,590           6.42     991,781    5.492     742      53.22        360         360      0
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,127   $571,492,446        100.00%    $507,735    5.52%     742     64.31%        358         357      0
------------------------------------------------------------------------------------------------------------------------------------
Average: $507,734.88
Lowest: $301,000.00
Highest: $1,000,000.00
S.D.: $167,324.34
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the
Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities LLC
------------------------------------------------------------------------------------------------------------------------------------

                            Global Structured Finance
                        BOAMS 2002-J Statistical Balance
                                 5/1 Hybrid ARM
                                  1,127 records
                              Balance: 571,492,446


2. Gross Coupon

------------------------------------------------------------------------------------------------------------------------------------
                        Number      Aggregate        Percent     Average                                   W.A.        W.A.
                            of        Current       of Loans    Original     W.A.    W.A.       W.A.   Original   Remaining   W.A.
                      Mortgage      Principal   by Principal   Principal    Gross    FICO   Original    Term to     Term to   Loan
Gross Coupon             Loans        Balance        Balance     Balance   Coupon   Score        LTV   Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500               11     $4,556,955          0.80%    $414,393    4.36%     765     70.22%        348         348      0
4.501 - 5.000               55     25,496,031           4.46     463,755    4.856     754      63.74        351         351      0
5.001 - 5.500              570    293,961,278          51.44     515,947    5.381     747      62.89        358         357      0
5.501 - 6.000              470    235,464,540           41.2     502,219    5.754     737       66.1        359         358      1
6.001 - 6.500               20     11,558,786           2.02     578,236    6.223     696      61.83        360         359      1
7.501 - 8.000                1        454,858           0.08     455,179     7.75     735       86.8        360         359      1
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,127   $571,492,446        100.00%    $507,735    5.52%     742     64.31%        358         357      0
------------------------------------------------------------------------------------------------------------------------------------
W.A.: 5.522%
Lowest: 4.125%
Highest: 7.750%
S.D.: 0.308%
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the
Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities LLC
------------------------------------------------------------------------------------------------------------------------------------

                            Global Structured Finance
                        BOAMS 2002-J Statistical Balance
                                 5/1 Hybrid ARM
                                  1,127 records
                              Balance: 571,492,446


3. Credit Score

------------------------------------------------------------------------------------------------------------------------------------
                        Number      Aggregate        Percent     Average                                   W.A.        W.A.
                            of        Current       of Loans    Original     W.A.    W.A.       W.A.   Original   Remaining   W.A.
                      Mortgage      Principal   by Principal   Principal    Gross    FICO   Original    Term to     Term to   Loan
Credit Score             Loans        Balance        Balance     Balance   Coupon   Score        LTV   Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
800 - 824                   28    $13,360,548          2.34%    $477,505    5.46%     805     58.47%        360         360      0
775 - 799                  224    114,771,515          20.08     514,173    5.436     784      60.81        354         353      0
750 - 774                  317    161,749,854           28.3     510,707    5.516     762      65.01        359         359      0
725 - 749                  229    115,384,307          20.19     504,139    5.517     738      66.17        357         356      0
700 - 724                  160     79,212,465          13.86     495,285    5.547     713      65.54        359         359      0
675 - 699                   82     43,337,626           7.58     529,077    5.573     688      64.62        360         360      0
650 - 674                   54     26,712,364           4.67     494,847    5.704     663      65.85        359         359      0
625 - 649                   32     16,635,136           2.91     520,297    5.715     639      64.06        357         356      1
N/A                          1        328,631           0.06     329,000    5.375       0         70        360         359      1
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,127   $571,492,446        100.00%    $507,735    5.52%     742     64.31%        358         357      0
------------------------------------------------------------------------------------------------------------------------------------
W.A.: 742
Lowest: 625
Highest: 819
S.D.: 45
------------------------------------------------------------------------------------------------------------------------------------


4. Index

------------------------------------------------------------------------------------------------------------------------------------
                        Number      Aggregate        Percent     Average                                   W.A.        W.A.
                            of        Current       of Loans    Original     W.A.    W.A.       W.A.   Original   Remaining   W.A.
                      Mortgage      Principal   by Principal   Principal    Gross    FICO   Original    Term to     Term to   Loan
Index                    Loans        Balance        Balance     Balance   Coupon   Score        LTV   Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
12 Month LIBOR           1,127   $571,492,446        100.00%    $507,735    5.52%     742     64.31%        358         357      0
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,127   $571,492,446        100.00%    $507,735    5.52%     742     64.31%        358         357      0
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the
Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities LLC
------------------------------------------------------------------------------------------------------------------------------------

                            Global Structured Finance
                        BOAMS 2002-J Statistical Balance
                                 5/1 Hybrid ARM
                                  1,127 records
                              Balance: 571,492,446


5. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                        Number      Aggregate        Percent     Average                                   W.A.        W.A.
                            of        Current       of Loans    Original     W.A.    W.A.       W.A.   Original   Remaining   W.A.
                      Mortgage      Principal   by Principal   Principal    Gross    FICO   Original    Term to     Term to   Loan
Loan Purpose             Loans        Balance        Balance     Balance   Coupon   Score        LTV   Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
R/T REFI                   656   $341,612,906         59.78%    $521,139    5.54%     742     60.64%        357         357      0
PURCH                      313    153,400,978          26.84     491,503    5.469     746      75.34        359         359      0
C/O REFI                   158     76,478,562          13.38     484,238    5.537     736      58.53        358         358      0
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,127   $571,492,446        100.00%    $507,735    5.52%     742     64.31%        358         357      0
------------------------------------------------------------------------------------------------------------------------------------


6. Property Type

------------------------------------------------------------------------------------------------------------------------------------
                        Number      Aggregate        Percent     Average                                   W.A.        W.A.
                            of        Current       of Loans    Original     W.A.    W.A.       W.A.   Original   Remaining   W.A.
                      Mortgage      Principal   by Principal   Principal    Gross    FICO   Original    Term to     Term to   Loan
Property Type            Loans        Balance        Balance     Balance   Coupon   Score        LTV   Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
SFR                        755   $391,386,927         68.49%    $518,748    5.53%     743     62.62%        357         357      0
PUD Detach                 257    124,639,544          21.81     486,655    5.453     739      66.39        359         359      0
Condo                       70     32,523,676           5.69     464,844    5.621     744      71.42        355         355      0
PUD Attach                  26     11,180,853           1.96     430,236    5.526     742      73.83        360         360      0
2-Family                    14      9,087,578           1.59     649,371    5.621     746      69.66        360         360      0
3-Family                     4      2,322,235           0.41     581,000     5.86     737      68.45        360         359      1
Townhouse                    1        351,632           0.06     352,000     5.75     737      74.11        360         359      1
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,127   $571,492,446        100.00%    $507,735    5.52%     742     64.31%        358         357      0
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the
Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities LLC
------------------------------------------------------------------------------------------------------------------------------------

                            Global Structured Finance
                        BOAMS 2002-J Statistical Balance
                                 5/1 Hybrid ARM
                                  1,127 records
                              Balance: 571,492,446

7. Occupancy Status

------------------------------------------------------------------------------------------------------------------------------------
                        Number      Aggregate        Percent     Average                                   W.A.        W.A.
                            of        Current       of Loans    Original     W.A.    W.A.       W.A.   Original   Remaining   W.A.
                      Mortgage      Principal   by Principal   Principal    Gross    FICO   Original    Term to     Term to   Loan
Occupancy Status         Loans        Balance        Balance     Balance   Coupon   Score        LTV   Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
Primary                  1,073   $545,801,451         95.50%    $509,338    5.52%     743     64.53%        358         357      0
Secondary                   46     22,656,906           3.96     492,675    5.638     731      59.48        360         360      0
Investor                     8      3,034,088           0.53     379,350    5.891     751      59.96        360         360      0
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,127   $571,492,446        100.00%    $507,735    5.52%     742     64.31%        358         357      0
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the
Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities LLC
------------------------------------------------------------------------------------------------------------------------------------

                            Global Structured Finance
                        BOAMS 2002-J Statistical Balance
                                 5/1 Hybrid ARM
                                  1,127 records
                              Balance: 571,492,446

8. Geographic Distribution

------------------------------------------------------------------------------------------------------------------------------------
                        Number      Aggregate        Percent     Average                                   W.A.        W.A.
                            of        Current       of Loans    Original     W.A.    W.A.       W.A.   Original   Remaining   W.A.
Geographic            Mortgage      Principal   by Principal   Principal    Gross    FICO   Original    Term to     Term to   Loan
Distribution             Loans        Balance        Balance     Balance   Coupon   Score        LTV   Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
California                 792   $411,461,712         72.00%    $519,884    5.55%     743     63.45%        358         358      0
Illinois                    63     31,267,126           5.47     496,609    5.508     754      62.52        359         359      0
Florida                     43     20,630,898           3.61     488,230    5.518     735      63.93        356         355      0
Virginia                    27     12,691,768           2.22     470,305    5.462     737      65.11        360         360      0
Maryland                    20      8,496,526           1.49     425,129    5.409     727       67.6        360         359      1
North Carolina              20      7,913,648           1.38     395,848    5.203     732       68.2        360         360      0
Georgia                     15      7,028,957           1.23     468,847    5.446     755      68.67        352         352      0
South Carolina              12      6,439,186           1.13     536,687    5.416     728      58.62        360         360      0
Colorado                    14      6,395,240           1.12     457,143    5.505     744      69.83        360         360      0
Massachussetts              11      5,787,008           1.01     526,284    5.644     739      64.36        360         360      0
Tennessee                   11      5,431,971           0.95     494,029    5.292     738      67.32        322         322      0
Arizona                     11      5,247,972           0.92     477,308    5.579     748      68.46        360         360      0
Washington                  12      5,201,169           0.91     433,759    5.331     735      71.07        360         359      1
Texas                       10      4,273,952           0.75     427,817    5.225     721      72.52        360         360      0
District of Columbia         9      4,093,339           0.72     455,011    5.558     746      63.22        360         360      0
Nevada                       5      3,057,688           0.54     611,647    5.573     732      71.75        360         360      0
Wisconsin                    5      2,875,927            0.5     575,840    5.507     734      63.17        360         359      1
Missouri                     6      2,765,541           0.48     461,128    5.473     740      75.48        360         360      0
Minnesota                    3      2,135,328           0.37     712,333    5.746     747       66.7        360         359      1
New Jersey                   5      2,024,795           0.35     405,060    4.987     749      80.18        360         360      0
Other                       33     16,272,694           2.85     493,318     5.47     740       72.1        350         350      0
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,127   $571,492,446        100.00%    $507,735    5.52%     742     64.31%        358         357      0
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the
Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities LLC
------------------------------------------------------------------------------------------------------------------------------------

                            Global Structured Finance
                        BOAMS 2002-J Statistical Balance
                                 5/1 Hybrid ARM
                                  1,127 records
                              Balance: 571,492,446

9. County Distribution

------------------------------------------------------------------------------------------------------------------------------------
                        Number      Aggregate        Percent     Average                                   W.A.        W.A.
                            of        Current       of Loans    Original     W.A.    W.A.       W.A.   Original   Remaining   W.A.
                      Mortgage      Principal   by Principal   Principal    Gross    FICO   Original    Term to     Term to   Loan
County Distribution      Loans        Balance        Balance     Balance   Coupon   Score        LTV   Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
SANTA CLARA                188   $100,643,601         17.61%    $535,769    5.54%     748     61.31%        358         358      0
LOS ANGELES                104     57,350,528          10.04     551,746    5.545     739      63.98        359         358      0
SAN MATEO                   84     44,438,223           7.78     529,277    5.557     746      63.16        352         352      0
ORANGE                      77     38,674,039           6.77     502,660    5.494     733      61.14        360         359      0
ALAMEDA                     77     35,991,172            6.3     468,028    5.552     738      69.06        358         357      1
SAN FRANCISCO               45     26,490,775           4.64     588,947    5.576     743      65.35        360         360      0
CONTRA COSTA                51     23,905,839           4.18     469,135     5.51     749      62.67        360         360      0
SAN DIEGO                   46     23,192,168           4.06     504,390    5.516     746      65.27        360         360      0
COOK                        42     21,685,160           3.79     516,531    5.501     753      61.32        360         360      0
MARIN                       21     12,117,246           2.12     577,257    5.558     751      61.18        360         360      0
Other                      392    187,003,694          32.72     478,219    5.493     739      66.52        357         356      0
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,127   $571,492,446        100.00%    $507,735    5.52%     742     64.31%        358         357      0
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the
Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities LLC
------------------------------------------------------------------------------------------------------------------------------------

                            Global Structured Finance
                        BOAMS 2002-J Statistical Balance
                                 5/1 Hybrid ARM
                                  1,127 records
                              Balance: 571,492,446


10. Original LTV

------------------------------------------------------------------------------------------------------------------------------------
                        Number      Aggregate        Percent     Average                                   W.A.        W.A.
                            of        Current       of Loans    Original     W.A.    W.A.       W.A.   Original   Remaining   W.A.
                      Mortgage      Principal   by Principal   Principal    Gross    FICO   Original    Term to     Term to   Loan
Original LTV             Loans        Balance        Balance     Balance   Coupon   Score        LTV   Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                3     $1,849,448          0.32%    $616,667    5.21%     729     14.25%        360         360      0
15.01 - 20.00                5      2,672,457           0.47     534,602    5.483     767      18.93        319         319      0
20.01 - 25.00                8      5,806,904           1.02     726,088    5.349     768      23.08        335         335      0
25.01 - 30.00               19     10,229,310           1.79     538,916    5.607     748      28.05        360         360      0
30.01 - 35.00               24     14,673,038           2.57     611,542    5.601     745      32.17        340         339      0
35.01 - 40.00               33     17,460,766           3.06     529,482     5.49     746      38.08        350         349      0
40.01 - 45.00               48     28,735,541           5.03     599,011    5.483     741      42.94        360         360      0
45.01 - 50.00               62     34,454,632           6.03     555,975    5.485     754      47.84        355         355      0
50.01 - 55.00               75     36,189,744           6.33     482,784    5.506     750      52.83        358         358      0
55.01 - 60.00               85     43,201,473           7.56     508,518    5.491     734      57.69        360         359      0
60.01 - 65.00              100     52,001,430            9.1     520,282     5.46     738      62.64        358         358      0
65.01 - 70.00              150     77,606,379          13.58     518,047    5.568     743      68.09        358         358      0
70.01 - 75.00               98     55,363,618           9.69     565,372    5.554     740      73.45        358         358      1
75.01 - 80.00              401    185,461,838          32.45     463,619    5.531     740      79.32        360         360      0
80.01 - 85.00                4      1,387,287           0.24     346,906    5.617     728      83.45        360         360      0
85.01 - 90.00               10      3,667,866           0.64     366,851    5.618     741      88.65        360         360      0
90.01 - 95.00                2        730,717           0.13     365,750     5.62     764         95        360         359      1
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,127   $571,492,446        100.00%    $507,735    5.52%     742     64.31%        358         357      0
------------------------------------------------------------------------------------------------------------------------------------
W.A.: 64.31%
Lowest: 13.87%
Highest: 95.00%
S.D.: 15.43%
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the
Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities LLC
------------------------------------------------------------------------------------------------------------------------------------

                            Global Structured Finance
                        BOAMS 2002-J Statistical Balance
                                 5/1 Hybrid ARM
                                  1,127 records
                              Balance: 571,492,446


11. Original Term

------------------------------------------------------------------------------------------------------------------------------------
                        Number      Aggregate        Percent     Average                                   W.A.        W.A.
                            of        Current       of Loans    Original     W.A.    W.A.       W.A.   Original   Remaining   W.A.
                      Mortgage      Principal   by Principal   Principal    Gross    FICO   Original    Term to     Term to   Loan
Original Term            Loans        Balance        Balance     Balance   Coupon   Score        LTV   Maturity    Maturity    Age
------------------------------------------------------------------------------------------------------------------------------------
120                          3     $2,156,000          0.38%    $718,667    5.32%     765     31.53%        120         120      0
180                          5      2,640,277           0.46     528,750    5.503     767      49.81        180         180      0
228                          1        660,000           0.12     660,000        5     787      34.29        228         228      0
240                          4      1,632,089           0.29     408,250    5.133     722      61.35        240         240      0
300                          2        647,493           0.11     324,000    5.686     703      46.93        300         299      1
360                      1,112    563,756,587          98.65     507,623    5.524     742      64.56        360         360      0
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,127   $571,492,446        100.00%    $507,735    5.52%     742     64.31%        358         357      0
------------------------------------------------------------------------------------------------------------------------------------
W.A.: 357.7 months
Lowest: 120 months
Highest: 360 months
S.D.: 19.1 months
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the
Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------------------------------------------------------------
Banc of America Securities LLC
------------------------------------------------------------------------------------------------------------------------------------